EXHIBIT 10.10
AMENDMENT NO. 1
TO THE
WOODWARD GOVERNOR COMPANY 2006 OMNIBUS INCENTIVE PLAN
The Woodward Governor Company 2006 Omnibus Incentive Plan, Effective January 25, 2006 (the “Plan”), is hereby amended, effective as of January 26, 2011, as follows:
1. The Plan is hereby amended by substituting references to “Woodward 2006 Omnibus Incentive Plan” for the references to “Woodward Governor Company 2006 Omnibus Incentive Plan” each place such references appear on the Plan’s title page and in the heading immediately preceding Article 1 of the Plan.
2. Section 1.1 of the Plan is hereby amended in its entirety to read as follows:
1.1 Establishment. Woodward, Inc. (f/k/a Woodward Governor Company), a Delaware corporation (hereinafter referred to as the “Company”), established an omnibus incentive plan, as set forth in this document, effective as of January 25, 2006 (the Effective Date”). Before January 26, 2011, this plan was known as the Woodward Governor Company 2006 Omnibus Incentive Plan and on and after January 26, 2011, following the Company’s name change, shall be known as the Woodward 2006 Omnibus Incentive Plan (hereinafter referred to as the “Plan”). The Plan shall remain in effect as provided in Section 1.3 hereof.
This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, and Other Stock-Based Awards.
3. Section 2.11 of the Plan is hereby amended in its entirety to read as follows:
2.11	“Company” means Woodward, Inc. (f/k/a Woodward Governor Company), a Delaware corporation, and any successor thereto as provided in Article 21 herein.
4. Section 2.42 of the Plan is hereby amended in its entirety to read as follows:
2.42	“Plan” means Woodward 2006 Omnibus Incentive Plan.

5. The second paragraph of Section 8.4 of the Plan is hereby amended by substituting therein the phrase “Woodward, Inc.” for the phrase “Woodward Governor Company” and the phrase “Woodward 2006 Omnibus Incentive Plan” for the phrase “Woodward Governor Company 2006 Omnibus Incentive Plan.”
6. Except as set forth herein, the Plan shall remain in full force and effect.
Executed as of the 8th day of November, 2011.

WOODWARD, INC.
By:	/s/ Robert F. Weber, Jr.
Robert F. Weber, Jr.
Vice Chairman, Chief Financial Officer and Treasurer